INVESTMENT AND LOAN AGREEMENT

THIS INVESTMENT AND LOAN AGREEMENT ("Agreement"), dated January 27, 2000, is between THE LINUX FUND, INC., a Delaware corporation ("Borrower"), whose mailing address is 177 East 79th Street, New York, New York 10021, and MEDICORE, INC., a Florida corporation ("Lender"), whose mailing address is 2337 West 76th Street, Hialeah, Florida 33016.


     1. Definitions.  As used herein, the following terms, when initial
        -----------
capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Uniform Commercial Code as adopted in New York shall have the meanings given therein unless otherwise defined herein.

     1.1 Affiliate shall mean any person, company or business entity con-
         ---------
trolling, controlled by or under common control with, Borrower, whether such common control is direct or indirect, including all of the partners, officers, directors and principal shareholders of Borrower.

     1.2 Collateral shall mean (a) all of the Borrower's right, title and
         ----------
interest in and to all securities of Helix Code, Inc., Linux Utility Company, GNU Money, Inc., TreLOS, Inc., Heimdall, Codeweavers, Inc., KT Tech, and
Linux Magazines, and any other entity, corporation and business in which Borrower shall hereinafter obtain any such right, title and interest of any kind; (b) all instruments, documents, securities, and the proceeds of any of the foregoing, owned by the Borrower or in which it has or may hereafter acquire an interest; (c) all ledger sheets, files, records, documents, blueprints, drawings and instruments (including, without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the foregoing; and (d) all proceeds and products of the collateral described above, including, without limitation, all claims against third parties for damage to or loss or destruction of any of the foregoing, including insurance proceeds, and accounts, contract rights, chattel paper and general intangibles arising out of any sale, lease or other disposition of any of the foregoing.

     1.3 Event of Default shall mean any event described in Section 10.
         ----------------

     1.4 Loan shall have the meaning set forth in Section 3.1.
         ----

     1.5 Loan Documents shall mean this Agreement and the Note (as defined
         --------------
herein), and all other documents executed in connection with the Loan.

     1.6 Note shall mean the Secured Promissory Note dated January 27, 2000
         ----
evidencing the Loan under this Agreement.

     1.7 Obligations shall mean, without limitation, the Loan (as defined in
         -----------
Section 3) and all other debts, obligations, or liabilities of every kind and description of Borrower to Lender, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, including, without limitation, any Loan by renewal or extension, all payments of principal, interest and other amounts due under the Note, all indebtedness of Borrower to Lender, all undertakings to take or refrain from taking any action and all indebtedness, liabilities and obligations owing from Borrower to others which Lender may obtain by purchase, negotiation, discount, assign-ment or otherwise, all costs incurred by Lender to obtain, preserve and/or enforce the security interests granted by this Agreement, to collect the Obligations, and to maintain and preserve the Collateral, with such costs including, but not limited to, expenditures made by the Lender for taxes, assessments, insurance premiums, reasonable attorneys' fees and other legal expenses, and expenses of sale, together with interest on the above amounts at the highest rate being paid by Borrower on any of its Obligations, all of which Borrower agrees to pay to Lender. Obligations shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Section 11.


     2. Investment.
        ----------

     2.1 Investment in Borrower.  Lender hereby acquires 90 shares of
         ----------------------
Borrower's common stock ("Shares") at $1.00 per share for an aggregate purchase price of $90.00 ("Investment"), representing a 6% ownership interest in the Borrower; and in consideration for which Investment the Lender is making the Loan under this Agreement. Should Lender increase the Loan in accordance with Section 3.4 of this Agreement, Lender shall be entitled to acquire and Borrower shall sell, transfer, assign and convey to Lender, subject to Section 9, an additional 30 shares representing an additional 2% of Borrower at $1.00 per share for an aggregate purchase price of $30.00, thereby providing Lender with an 8% ownership interest in Borrower.


     3. Loan and Interest.
        -----------------

     3.1 Loan.  The Lender hereby makes a loan of $1,500,000 to the Borrower
         ----
for a term of one (1) year at an annual interest rate of 10%, as more par-ticularly defined in the Note and in this Agreement.

     3.2 Loan Payments.  All payments of the Obligations shall be made by the
         -------------
Borrower to the Lender in immediately available funds at its principal office in Hialeah, Florida, or at such other place as the Lender may designate in writing, at such times as shall be set forth herein or in the Note.

     3.3 Loan Purpose.  Borrower agrees to use the proceeds of the Loan solely
         ------------
for the purpose of perfecting its interest and investment in Helix Code, Inc., and for no other purpose except upon prior written approval of the Lender.

     3.4 Option to Increase the Loan.  Lender, at its sole option, shall
         ---------------------------
have the right within ninety (90) days from the date of this Agreement to increase the amount of the Loan by an amount up to $500,000 for an aggregate credit facility to Borrower of $2,000,000. Any exercise of such option by Lender will require Borrower to sell an additional 30 Shares to Lender at $1.00 per share in accordance with Section 2.1 of this Agreement.

     4. Security.
        --------

     4.1 Grant of Security Interest.  To secure the payment and performance
         --------------------------
of all of the Obligations, as herein defined, the Borrower hereby grants, assigns, pledges and transfers to the Lender a continuing security interest in and assigns to the Lender all of the Collateral. The security interest granted hereby shall constitute a first and best lien on the Collateral; provided, Lender acknowledges that the Borrower may borrow additional funds from other parties, who will also have an interest in the Collateral, which may be reflected by a collateralized pool with such other prospective lenders, but such sharing of interests in the Collateral shall not be of greater priority than the Lender has, and only shall be effective up to the Borrower's borrowing of an additional $8,000,000, and Lender shall have a superior Lien to any lender's financing and/or liens in excess of $8,000,000. The security interest may be evidenced by certain UCC-1 Financing Statements to be recorded by Lender with the applicable filing offices.


     5. Representations and Warranties of the Borrower.  The Borrower hereby
        ----------------------------------------------
represents and warrants to the Lender that:

     5.1 Organization and Authority.  (a)  The Borrower is a corporation duly
         --------------------------
organized, validly existing and in good standing under the laws of the State of its incorporation and has the corporate power and authority to conduct its business as now conducted and as proposed to be conducted while this Agree-ment is in effect; (b) the execution and delivery of this Agreement and the Note and other Loan Documents and the performance of the transactions contem-plated hereby and thereby are within the corporate authority of the Borrower and have been duly authorized by all proper and necessary corporate action;
(c) the execution and delivery of this Agreement, the Note, and other Loan Documents and the performance of the transactions contemplated hereby and thereby will not violate or contravene any provisions of law or the articles of incorporation or bylaws of the Borrower, or result in a breach or default in respect of the terms of any other agreement to which the Borrower is a party or by which it is bound, which breach or default would result in the creation, imposition or enforcement of any lien against any of the Collateral, or would have a material adverse affect on the conduct of the Borrower's business as it is now being conducted and proposed to be conducted while this Agreement is in effect, or would otherwise impair the value of the security interest granted to the Lender hereunder; and (d) the Borrower is duly qualified as a foreign corporation and is in good standing and duly authorized to do business in every jurisdiction where the nature of its properties or the conduct of its business requires such qualification and authorization.

     5.2 Binding Effect of Documents.  The Loan Documents are legal and
         ---------------------------
binding obligations of the Borrower enforceable in accordance with their terms.

     5.3 Government Consent.  The execution and delivery of this Agreement
         ------------------
and the Note, and other Loan Documents and the performance of the transac-tions contemplated hereby and thereby do not require any approval or consent of any governmental agency or authority, or of any other party.

     5.4 Financial Statements.  The Borrower has delivered to the Lender
         --------------------
copies of its balance sheet as of January 19, 2000, prepared by The Linux Fund, Inc. ("Financial Statements"). All of these Financial Statements are true and correct, present fairly and completely the financial condition of Borrower and its subsidiaries in all material respects for the periods covered therein and are in accordance with the respective books of account and records of the business which are not reflected in the Financial Statements described in this Section 5.4.

     5.5 No Change in Financial Condition.  Since the ending date of the
         --------------------------------
Financial Statements described in Section 5.4, there has been no change in the assets, liabilities, financial condition or operations of the Borrower, other than changes in the ordinary course of business.

     5.6 No Other Liabilities.  Except to the extent reflected in the
         --------------------
Financial Statements described in Section 5.4, the Borrower, as of the date of this Agreement, does not know or have reasonable grounds to know of any basis for the assertion against it of any liabilities or obligations of any nature, direct or indirect, accrued, absolute or contingent, including, without limitation, liabilities for taxes then due or to become due whether incurred in respect of or measured by the income of Borrower for any period prior to the date of this Agreement or arising out of transactions entered into, or any state of facts existing prior thereto.

     5.7 Taxes.  The Borrower has filed all federal, state, local and other
         -----
tax returns and reports required to be filed by it, and such returns and reports are true and correct. The Borrower has paid all taxes, assessments and other governmental charges lawfully levied or imposed on or against it or its properties, other than those presently payable without penalty or interest.

     5.8 No Litigation.  There is no litigation or proceeding or governmental
         -------------
investigation pending or, to the knowledge of the Borrower, threatened against or relating to the Borrower, its properties or business which is not reflected in the Financial Statements described in Section 5.4.

     5.9 Compliance with Laws.  The Borrower is not in violation of or
         --------------------
default under any statute, regulation, license, permit, order, writ, injunc-tion or decree of any government, governmental department, commission, board, bureau, agency, instrumentality or court, which violation or default would have a material adverse effect on the business, properties or condition, financial or otherwise, of the Borrower.

     5.10 No Default.  The Borrower is not in default under a material order,
          ----------
writ, judgment, injunction, decree, indenture, agreement, lease or other instrument or contract, which default would have a material adverse effect on the business, properties or condition, financial or otherwise, of the Borrower, or in the performance of any covenants or conditions respecting any of its indebtedness, and no holder of any indebtedness of the Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of the Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrower or its properties is pending or, to the knowledge of the Borrower, is threatened against Borrower.

     5.11 Location of Collateral.  The Borrower maintains its place of
          ----------------------
business at 177 East 79th Street, New York, New York 10021, and maintains its books of account and records, including all records concerning the Collateral, and maintains its chief executive office only at that address. The

Collateral shall be held by Lender's Secretary and counsel, Lawrence E. Jaffe, Esq., in escrow at his offices at 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Borrower shall provide Lender with executed stock powers relating to the Collateral transferable to Lender, which shall also be held in escrow by Mr. Jaffe.

     5.12 Title to Collateral.  Subject to Section 4.1, the Borrower is and
          -------------------
at all times during the term of this Agreement will be the sole owner of and have good and marketable title to the Collateral, free from all liens, encumbrances and security interests in favor of any person other than the Lender, and has full right and power to grant the Lender a security interest therein, and the security interest granted in the Collateral is a valid first security interest and will inure to the benefit of the Lender without further action. All information furnished to Lender concerning the Col-lateral is and will be complete, accurate and correct in all material respects when furnished.

     5.13 Borrower's Capitalization.
          -------------------------

     (A) The authorized capital stock of Borrower consists of 1,500 shares of common stock, no par value per share (the "Common Stock") of which 1,500 shares of Common Stock are issued and outstanding.

     (B) The Investment and all of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and Borrower has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Borrower. The Investment and all of the issued and outstanding shares of Common Stock have been offered, issued and sold by the Borrower in compliance with applicable federal and state securities laws.

     (C) The Shares representing Lender's Investment are free and clear of all liens, encumbrances and security interests of any kind whatsoever, and no contemplated subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any of the Shares is authorized or outstanding; and this representation shall continue and be deemed made and reconfirmed with respect to any additional Investment and acquisition of additional Shares by Lender in accordance with Section 2.1 of this Agreement.

     5.14 Name Rights, Licenses, Franchises, etc.  Borrower possesses and,
          --------------------------------------
so long as any Obligations hereunder remain unpaid, Borrower will continue to possess all permits, trade memberships, franchises, contracts and licenses required and all trade mark rights, trade names, trade name rights, patents, patent rights, and fictitious name rights, domain names, web pages and Linux IPO.com, all necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others. Nothing in this Section, however, shall prevent Borrower from failing to renew or from entering into additional permits, trade memberships, franchises, contracts and licenses or trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights if in the judgment of Borrower reasonably exercised such action is advisable for business purposes and will not materially and adversely affect the business in which it is then engaged.

     5.15 Accuracy of Representations.  No representation or warranty by or
          ---------------------------
with respect to the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circum-stances under which it was made.

     5.16 Representations as Inducement to Lender. The foregoing represen-tations and warranties are made by the Borrower with the knowledge and intention that the Lender will rely thereon, and shall survive the execution and delivery of this Agreement and the making of the Investment and Loan; and shall be deemed made and reconfirmed and continue to be accurate and true at such time Lender exercises its option, if at all, to increase its Investment by acquiring additional Shares and increasing its financing of Borrower in accordance with Sections 2.1 and 3.4 of this Agreement.


     6. Representations and Warranties of the Lender.
        --------------------------------------------

     6.1 Investment.  The Lender is acquiring the Shares for its own account
         ----------
for investment and not with a view to, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, Lender has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. This representation shall be applicable to any further Investment in Borrower's Shares in accordance with Section 2.1 of this Agreement.

     6.2 Authority. Lender has full power and authority to enter into and to
         ---------
perform this Agreement in accordance with its terms. Lender represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in Borrower.


     7. Affirmative Covenants.  The Borrower covenants and agrees that until
        ---------------------
all of the Obligations have been paid in full, unless the Lender shall other-wise consent in writing, it shall:

     7.1 Books and Records.  Maintain complete and accurate books of account
         -----------------
and records pertaining to the Collateral and the operations of the Borrower, and all such books of account and records shall be kept and maintained at the location specified in Section 5.11. The Borrower shall not move such books of account and records or change its chief executive office without giving the Lender at least 30 days prior written notice.

     7.2 Access to Information.  Grant the Lender, or its representatives,
         ---------------------
full and complete access to the Collateral and to all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers, and to investigate such other records, activities and business of the Borrower as it may deem necessary or appropriate at the time.

     7.3 Certificates of CEO.  The Chief Executive Officer of Borrower shall
         -------------------
provide, within thirty (30) days after the end of each quarterly period, the following certificates:

     (a) A certificate stating that the current financial statements are complete and correct and fairly represent the financial position of Borrower as of their respective dates and the results of Borrower's operations for the periods then ended; and

     (b) A certificate stating (i) that Borrower has complied with and is then in compliance with all terms and covenants of this Agreement, and (ii) that there exists no Event of Default as defined in this Agreement or in any Loan Documents, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default.

     7.4 Other Information.  Furnish to the Lender such other financial and
         -----------------
business information and reports in form and substance satisfactory to the Lender as and when the Lender may from time to time request.

     7.5 Maintenance of Existence and Licenses.  While this Agreement remains
         -------------------------------------
in effect and until the Obligations have been paid in full, (a) maintain its corporate existence in good standing; (b) make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement; (c) maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business; and (d) at the request of Lender, qualify as a foreign corporation and obtain all requisite licenses and permits in each state (other than the state of its incorporation) where the Borrower does business.

     7.6 Notice of Certain Events.  Give prompt notice in writing to the
         ------------------------
Lender of any Event of Default hereunder, or of any condition which with the passage of time or the giving of notice or both would give rise to an Event of Default, and of any development, financial or otherwise, which would materially adversely affect its business, properties or affairs or the ability of the Borrower to perform its obligations under this Agreement or the Note.

     7.7 Payment of Taxes.  Pay all taxes, assessments or governmental charges
         ----------------
lawfully levied or imposed on or against it and its properties prior to the date when such taxes, assessments or charges shall become delinquent, unless the Borrower shall contest the validity thereof in good faith and shall post any bond or other security required by applicable law or by the Lender against the payment thereof.

     7.8 Claims Against Borrower.  Immediately upon learning thereof, report
         -----------------------
to the Lender any matter affecting the value and enforceability or collecti-bility of any of the Collateral.

     7.9 Defense of Collateral.  Defend the Collateral and all proceeds
         ---------------------
therefrom against all claims and demands of all persons at any time claiming the same or any interest therein and preserve the Collateral free from any subsequent liens, encumbrances or security interests, and Borrower shall pay all costs and expenses (including attorneys' fees) incurred in connection with such defense and preservation.

     7.10 Financing Statements.  At the request of the Lender, execute and
          --------------------
deliver such financing statements, documents and instruments, and perform all other acts as the Lender deems necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all expenses (including attorneys' fees) incurred by the Lender in connection therewith. A photocopy of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     7.11 Directorship.  At the request of the Lender, elect and appoint
          ------------
Thomas K. Langbein, Chairman of the Board, CEO and President of the Lender, as a director of the Borrower.


     8. Negative Covenants.  The Borrower covenants and agrees that so long
        ------------------
as this Agreement shall remain in effect and until the Obligations have been paid in full, unless the Lender shall consent in advance in writing, it shall not:

     8.1 Sale of Assets or Merger.  Discontinue its business or liquidate,
         ------------------------
sell, transfer, directly or indirectly, assign or otherwise dispose of a material part of its assets or of the Collateral, by sale, merger, consolida-tion or otherwise.

     8.2 Liens and Encumbrances.  Sell, assign, pledge, grant or suffer to
         ----------------------
exist a security interest, lien, mortgage or other encumbrance on any of the Collateral to any person other than the Lender, or permit any lien, encum-brance or security interest to attach to any of the Collateral, except in favor of the Lender.

     8.3 Distributions and Dividends.  Declare or pay any dividends or make
         ---------------------------
any other payments on its capital stock, redeem, repurchase or retire any of its capital stock, or make any other distribution to its stockholders.

     8.4 Change in Management or Business.  Change its management or make
         --------------------------------
any material change in any of its business objectives, purposes and opera-tions which might in any way adversely affect the repayment of the Loan.

     8.5 Change in Ownership.  Permit to occur a change in record or bene-
         -------------------
ficial ownership of voting stock of Borrower which Lender, in its sole discretion, deems material with respect to the control over Borrower.

     8.6 Transaction with Affiliates.  Enter into, or be a party to, any
         ---------------------------
transaction with any of Borrower's Affiliates, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business, and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than Borrower could obtain in a comparable arm's length transaction with a person not an Affiliate of Borrower.

     9. Antidilution.
        ------------

     9.1 Maintaining Lender's Interest.  Until the Borrower effects a
         -----------------------------
registered public offering of any of its securities under the Securities Act of 1933 ("Public Offering"), the Lender is to continue to have and Borrower agrees to maintain for Lender a 6% interest (8% interest if the Loan is increased to $2,000,000 as per Section 3.4) in Borrower. Should Borrower effect any financing (equity or debt) other than a Public Offering, any interest representing such financing shall come from the existing outstanding securities of Borrower as of the date of this Agreement, exclusive of Lender's interest, as opposed to being derived from Borrower's capital account, or any other source that would dilute Lender's 6% interest (8% interest if the Loan is increased to $2,000,000 as per Section 3.4); provided, to the extent there is any issuance of securities and financings by the Borrower that dilutes Lender, Borrower and/or its Affiliates shall provide, transfer, assign, and deliver to Lender sufficient additional interest in Borrower to maintain Lender's 6% ownership in Borrower (8% interest if the Loan is increased to $2,000,000 as per Section 3.4).

     9.2 Priority Investment Advantage.  Notwithstanding anything herein to
         -----------------------------
the contrary, and in consideration of Lender making the initial Investment in and Loan to Borrower, it is agreed and understood as a material inducement for the Investment and Loan that any financing by the Borrower from the date of this Agreement until and other than a Public Offering, no matter the source of the interest accrued in Borrower for such financing, to wit, whether from Borrower's capital account or the existing owner's or Affiliates of Borrower as of the date of this Agreement, the financing and issuance of interest in Borrower shall be deemed dilutive to Lender to the extent the issuance of an interest in Borrower is equivalent to any percentage excess of a 3% interest in Borrower for every $1,000,000 of such financing invested in or loaned to Borrower. The Lender, in such case, will be entitled to an increase percentage interest in Borrower equivalent to 133% of such percentage interest from such financing, and Borrower and/or its Affiliates shall use all due diligence to immediately, upon such non-Public Offering financing, provide, transfer, assign and convey to Lender such of Borrower's securities to satisfy the additional interest in Borrower due to Lender as provided herein.

     Example if Lender has 6% of the Shares: Borrower effects a private financing of $1,500,000 for 8% of Borrower's capital.
     Allowable non-dilutive percent is 3% per $1,000,000, or 4.5% for this example.
     Excessive grant of interest: 3.5% (8% - 4.5%)
     Lender's interest in Borrower increases to 10.7% (133% x 8%)

     Example if Lender has 8% of the Shares: Borrower effects a private financing of $2,000,000 for 12% of Borrower's capital.
     Allowable non-dilutive percent is 3% per $1,000,000, or 6% for this example.
     Excessive grant of interest: 6% (12% - 6%)
     Lender's interest in Borrower increases to 16% (133% x 12%)

     10. Events of Default and Remedies.
         ------------------------------

     10.1 Event of Default.  The following shall constitute Events of Default
          ----------------
under this Agreement, it being agreed that time is of the essence hereof:
(a) failure of the Borrower to pay when due any of the Obligations; (b) fail-ure of the Borrower to observe or perform any covenant contained in this Agreement or in any other agreement between the Borrower and the Lender;
(c) any representation or warranty at any time made by the Borrower to the Lender orally or in this Agreement or in any other agreement between the Borrower and the Lender, or in any document or instrument delivered to the Lender pursuant to this Agreement or any such other agreement is, or becomes, untrue or misleading in any material respect; (d) acceleration of the maturity of any of the Obligations; (e) failure of the Borrower after request by the Lender to furnish financial information or to permit the inspection of Borrower's books of accounts and records; (g) suspension by the Borrower of the operation of its present business, or the insolvency of the Borrower, or the inability of the Borrower to meet its debts as they mature, or its admission in writing to such effect, or its calling any meeting of all or any of its creditors or committing any act of bankruptcy, or the filing by or against the Borrower of any petition under any provision of the Bankruptcy Act, as amended, or the entry of any judgment or filing of any lien against the Borrower; (h) there shall occur any material adverse change in the Borrower's condition or affairs (financial or otherwise); (i) loss, theft, damage, destruction or encumbrance of any of the Collateral or any levy, seizure or attachment thereof.

     10.2 Rights of Lender upon Default.  Upon the occurrence of an Event of
          -----------------------------
Default described in Section 10.1, the Lender at its option may: (a) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein, in any other agreement between Borrower and Lender, at law or in equity; and (b) exercise all rights granted to a secured party under the Florida Uniform Commercial Code or otherwise. Upon the occurrence of an Event of Default, Lender may take possession of the Collateral, or any part thereof, and Borrower hereby grants Lender authority to enter upon any premises on which the Collateral may be situated, and remove the Collateral from such premises or use such premises, together with the books and records of Borrower, to maintain possession and/or the condi-tion of the Collateral and to prepare the Collateral for sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sales or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrower shown at the beginning of this Agreement at least 5 days prior to the time of such sale or disposition.

     10.3 Application of Proceeds.  The Lender shall have the right to apply
          -----------------------
the proceeds of any disposition of the Collateral to the payment of the Obligations in such order of application as the Lender may, in its sole discretion, elect. The Lender shall have no obligation to marshal any assets in favor of the Borrower or any other party.

     10.4 Remedies Cumulative.  The rights, options and remedies of the Lender
          -------------------
shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver be in writing and signed by the Lender.


     11. Miscellaneous
         -------------

     11.1 Governing Law, Jurisdiction and Venue.  The provisions of this
          -------------------------------------
Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. The Lender and Borrower hereby designate all courts of record sitting in New York County, New York, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement or the transactions contemplated by this Agreement may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the Lender and Borrower consent to the jurisdiction and venue of such courts.

     11.2 MUTUAL WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED INDUCEMENT
          ---------------------------
FOR THE LENDER TO INVEST IN AND EXTEND CREDIT TO BORROWER AND FOR BORROWER TO BORROWER FROM LENDER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER AND LENDER HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

     11.3 Other Waivers.  The Borrower waives notice of nonpayment, demand,
          -------------
notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loan made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     11.4 Collection Costs.  All costs and expenses incurred by the Lender to
          ----------------
obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, stationery and postage, telephone and telegraph, secretarial and clerical expenses, the fees or salaries of any collection agents utilized, all costs to maintain and preserve the Collateral and all attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, shall be paid by the Borrower to the Lender, upon demand, or, at the Lender's election, added to the Obligations, and the Lender may take judgment against the Borrower for all such costs, expense and fees in addition to all other amounts due from the Borrower hereunder.

     11.5 Expenses.  The Borrower shall reimburse the Lender for all out-of-
          --------
pocket costs and expenses incurred by the Lender in connection with the preparation of this Agreement and the making of the Investment and Loan hereunder, including the reasonable fees and expenses of the Lender's counsel, and for all UCC search, filing, recording and other costs connected with the perfection of the Lender's security interest in the Collateral.

     11.6 Notices.  All notices, requests, directions, demands, waivers and
          -------
other communications provided for herein shall be in writing and shall be deemed to have been given or made when delivered personally, by telecopy, or sent by registered or certified mail, postage prepaid and return receipt requested, addressed to the Borrower or the Lender, as the case may be, at their respective addresses set forth at the beginning of this Agreement. Notices of changes of address shall be given in the same manner.

     11.7 Severability.  Any provision of this Agreement which is prohibited
          ------------
and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.8 Entire Agreement, Modification, Benefit.  This Agreement shall
          ---------------------------------------
constitute the entire agreement of the parties and no provision of this Agreement, including the provisions of this Section, may be modified, deleted or amended in any manner except by agreement in writing executed by the parties. All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided, however, that the Borrower shall not assign or transfer its rights hereunder.

     11.9 Construction.  All references in this Agreement to the single
          ------------
number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

     11.10 Headings.  The underlined headings contained herein are for
           --------
convenience only and shall not affect the interpretation of this Agreement.

     11.11 Counterparts.  This Agreement may be executed in more than one
           ------------
counterpart, each of which shall be deemed an original.

     11.12 Nonliability of Lender.  The Lender shall not have any fiduciary
           ----------------------
responsibilities to the Borrower. The Lender undertakes no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     11.13 Limitation of Liability.  No claim may be made by the Borrower
           -----------------------
against the Lender, or the affiliates, directors, officers, employees, attorneys or agents of Lender for any special consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection there-with; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     11.14 Warrant of Attorney.  The Borrower authorizes any attorney at law,
           -------------------
including an attorney engaged by the Lender, to appear in any court of record in the State of New York or any other State or Territory of the United States, after the occurrence of an Event of Default hereunder and waive the issuance and service of process and confess judgment against the Borrower in favor of the Lender, for the amount of the Obligations then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The Borrower hereby expressly waives any conflict of interest that the Lender's attorney may have in confessing such judgment against Borrower and expressly consents to the confessing attorney receiving a legal fee from the holder for confessing such judgment against Borrower. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the Lender nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
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TRIAL.  IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU
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WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT
-----------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, INCLUDING
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FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
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THE LINUX FUND, INC.                   MEDICORE, INC.,
a Delaware corporation                 a Florida corporation

   /s/ Wm. Jay Roseman                    /s/ Thomas K. Langbein

By -------------------------------     By --------------------------------

       Co-chairman                            Chairman & CEO

Title ----------------------------     Title -----------------------------